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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Form S-4 of EarthWatch Incorporated (the "Company") of our report dated March 31, 2000 relating to the financial statements of the Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                       /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado


June 13, 2000